Exhibit 10.56

                               CELGENE CORPORATION
              MANAGEMENT INCENTIVE PLAN (MIP) AND PERFORMANCE PLAN
                                 PLAN YEAR 2006

INTERPRETATION
--------------

This Plan document, which is voluntarily established by the Company, exclusively applies in respect of the MIP and Performance Plan in Plan Year 2006, which runs from 1 January to 31 December 2006. This Plan will expire at the end of 2006. A new plan, if any, may be issued for each year in which the MIP operates, which may contain different terms, including but not limited to different terms as to criteria weighting and/or levels of Target Bonus as set out in Appendix 2. In the absence of a new Plan, no plan will apply and the employees will not be entitled to any bonus or incentive payment during the subsequent year. Therefore, this Plan does not create any vested rights for the eligible employees to receive any similar payments in the future even if such payments have been granted repeatedly in the past. This Plan is issued by Celgene (as defined below).

In this Plan document, the following terms are defined as follows:

"CELGENE" or "THE COMPANY" means, in respect of the employee, his or her Celgene Group employer as listed in Appendix 1.

"ACTIVE EMPLOYEE" refers to an employee whilst in Active Employment.

"ACTIVE EMPLOYMENT" means remunerated performance of work duties for Celgene and, to avoid doubt, does not include sick leave, family leave or other leaves of absence whether remunerated or otherwise.

"CELGENE GROUP" means Celgene Corporation and its subsidiaries.

"EXECUTIVE TEAM" means Celgene Group's Chief Executive Officer and Chief Operating Officer.

"PLAN YEAR" means 1 January to 31 December 2006.

PURPOSE
-------

The purpose of the Celgene Management Incentive Plan the ("MIP" or the "Plan") is to annually drive the attainment of key, quantifiable, objectives, while rewarding performance based upon the achievement of those key objectives critical to the success of the Celgene Group. It also aims to assist Celgene in motivating and retaining key staff.

ELIGIBILITY
-----------

Celgene employees in positions Salary Grades 8 and higher are eligible to participate in the Management Incentive Plan ("MIP" or the "PLAN") (other than employees who participate in Sales Bonus Programs). Employment must have commenced on or before November 1st of the Plan Year and an employee must be Actively Employed through December 31st of the Plan Year to participate in the program as specified in further detail below. Employees who are terminated by the Company with or without cause or who voluntarily resign prior to December 31st of the Plan Year will not be entitled to any pro-rated bonus amount for the Plan Year, except as otherwise expressly foreseen in this Plan document. Employees employed in salary grades 8 and higher who are on approved Leave of Absence (LOA), and employees who retire during the Plan Year are eligible to participate on the basis set out in the "Award Payment" section of this document.

OBJECTIVES
----------

The 2006 achievements of employees who participate in the MIP are measured, assessed and scored against key corporate, division and individual objectives. Objectives used to measure performance are those that ultimately drive the achievement of our financial and business performance. Individual objectives are set by Celgene following discussion between the employee and his or her manager and following approval by the manager's own manager. Corporate (including divisional) objectives are set by the Executive Team subject to the approval of the Board of Directors of Celgene Corporation.

PLAN FEATURES
-------------

The plan is designed to reward employees with a cash bonus based upon the achievement of objectives established at around the start of the Plan Year.

Participation is determined on the basis of an employee's position and grade within the organization, and payout is then determined by the employee's MIP score and the corporate (including divisional scores). The 2006 Bonus Target structure is set out at Appendix 2.

Employees' bonus payouts may be higher or lower than their Bonus Target as set out in Appendix 2, based on individual MIP scores and business performance. Individual MIP scores and business achievements above 100% will translate into MIP payouts greater than target, just as scores and achievements that are lower will result in lower than target payouts. Refer to the "Award Payment" section of this document for examples.

Maximum gross amount of the total bonus payout under the Plan for this Plan Year is 200% of Bonus Target (calculated as a percentage of the applicable annual base salary as indicated hereafter).

CORPORATE AND INTERNATIONAL POSITIONS

The Bonus Target is further broken down into two components for corporate positions. Corporate positions are classified as those positions in which an employee provides services that can impact the wider Celgene Group rather than a single specific division.

------------- ------------------- -------------------
    GRADE          WEIGHT OF           WEIGHT OF
                   CORPORATE           INDIVIDUAL
                   OBJECTIVES          OBJECTIVES

------------- ------------------- -------------------
     8               60%                 40%
------------- ------------------- -------------------
     9               60%                 40%
------------- ------------------- -------------------
     10              60%                 40%
------------- ------------------- -------------------
     11              70%                 30%
------------- ------------------- -------------------
     12              70%                 30%
------------- ------------------- -------------------
     13              70%                 30%
------------- ------------------- -------------------
     14              70%                 30%
------------- ------------------- -------------------
     15              70%                 30%
------------- ------------------- -------------------
     G               80%                 20%
------------- ------------------- -------------------
     F               80%                 20%
------------- ------------------- -------------------
     E               80%                 20%
------------- ------------------- -------------------
     D               80%                 20%
------------- ------------------- -------------------

The weightings above reflect the principle that the greater impact the employee may potentially have on achieving the corporate goal, the greater the weighting will be placed on corporate objectives.

DIVISIONAL POSITIONS (INCLUDING SAN DIEGO AND CCT)

Divisional positions are classified as those positions in which an employee provides services that primarily impact upon a specific division rather than to the Celgene Group as a whole. Divisional employees will be measured on the achievement of the divisional objectives in the division to which they provide services, together with achievements against corporate and individual objectives.

The weighting of the individual element remains the same as for the corporate positions, but the corporate element in the divisional positions is further divided into Corporate and Division objectives. The weighting of these objectives depends on individual grade, as set out below.

------------- ----------------- ----------------- -----------------
GRADE         WEIGHT OF         WEIGHT OF         WEIGHT OF
              CORPORATE         DIVISION          INDIVIDUAL
              OBJECTIVES        OBJECTIVES        OBJECTIVES

------------- ----------------- ----------------- -----------------
     8              30%               30%               40%
------------- ----------------- ----------------- -----------------
     9              35%               25%               40%
------------- ----------------- ----------------- -----------------
     10             35%               25%               40%
------------- ----------------- ----------------- -----------------
     11             35%               25%               40%
------------- ----------------- ----------------- -----------------
     12             40%               30%               30%
------------- ----------------- ----------------- -----------------
     13             40%               30%               30%
------------- ----------------- ----------------- -----------------
     14             40%               30%               30%
------------- ----------------- ----------------- -----------------
     15             40%               30%               30%
------------- ----------------- ----------------- -----------------

------------- ----------------- ----------------- -----------------
GRADE         WEIGHT OF         WEIGHT OF         WEIGHT OF
              CORPORATE         DIVISION          INDIVIDUAL
              OBJECTIVES        OBJECTIVES        OBJECTIVES

------------- ----------------- ----------------- -----------------
     G              40%               40%               20%
------------- ----------------- ----------------- -----------------
     F              40%               40%               20%
------------- ----------------- ----------------- -----------------
     E              40%               40%               20%
------------- ----------------- ----------------- -----------------
     D              40%               40%               20%
------------- ----------------- ----------------- -----------------


DETERMINING THE INDIVIDUAL MIP SCORE
------------------------------------

Each objective will be scored based upon the individual achievement of objectives set by Celgene following discussion between the employee and their manager, and approval by the manager's own manager. In addition to establishing the objectives relevant to the employee, the specific results required to achieve target will be determined. The Management Incentive & Performance
Objectives form below, which may be found on the Celgene Group Intranet under Human Resources/Performance Management, should be used to record the finalized objectives.

The employee's manager and his/her manager are required to carry out final assessment of each score. Each objective is scored individually utilizing a range of 0 - 200 points. Each weighting is then multiplied by the points achieved by the objective. These numbers are then added to determine the final individual MIP score, capped at maximum 2.0 for purposes of calculating the Award as per the examples set forth below.

Senior management will approve the final scoring against individual objectives for each participant which is then subject to approval by the Executive Team.

DETERMINING THE CORPORATE AWARD
-------------------------------

Based upon input from the Chief Executive Officer and the Executive Chairman, the Compensation Committee will, in its business discretion, determine the degree of corporate (including divisional) objectives attained for the Plan Year. The corporate score is capped at maximum 2.0 for purposes of calculating the Award as per the examples set forth below.

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


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Complete and return to supervisors by 1/20/2007

----------------------------------------------------------------------------------------------------------
                             Management Incentive & Performance Objectives

                                      for bonus eligible employees
                               covering the period 1/1/2006 - 12/31/2006

EMPLOYEE NAME                        DIVISION / SUBSIDIARY       SOCIAL SECURITY NUMBER
----------------------------------------------------------------------------------------
Enter Name (Last, First) Here              CEL - HQ
----------------------------------------------------------------------------------------
                 Manager's Name...
                                  ---------------------------                               %
           GOALS                  RESULTS EXPECTED / ACHIEVED         HOW MEASURED        TARGET   SCORE
                                                                                           AWARD   0-200
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

DETERMINING THE AWARD
---------------------

In most instances the target MIP award is calculated as a percent of full year actual base salary earnings. Eligible employees who may receive payouts pro-rated to reflect the proportion of the year in Active Employment in the bonus eligible role include employees on LOAs, transfers, new hires, and promoted employees. Eligible base salary earnings are defined as annual base salary earned as an Active Employee between January 1st and December 31st of the Plan Year. "Base salary" for these purposes means the eligible employee's fixed cash salary, including extraordinary fixed cash salary payments, but excluding any variable salary, any salary in kind, any performance-related pay or benefits, any mandatory "13th month" salary, and any holiday pay if holiday pay is not included within fixed cash salary. If an employee transfers from one division to another, or from corporate to a division, or to/from a non-MIP eligible sales position, during the Plan Year, any MIP award will also be prorated to reflect the proportion of the Plan Year in the bonus eligible role accordingly as specified below. If an employee was promoted from a MIP eligible position that attracted different target bonus or to which different objectives applied during the Plan Year, he/she will receive a prorated award based on time spent in each role during the Plan Year as specified below.

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


CALCULATING THE AWARD -
-----------------------

    CORPORATE-BASED EMPLOYEE CALCULATION - FOR EXAMPLE PURPOSES ONLY
    ----------------------------------------------------------------

o Example: Assume a Salary Grade 9 Corporate participant with a 10% incentive target and annual base salary earnings of $100,000. The MIP Award will be calculated as follows:

        Corporate Score: 1.10 (where Target would be 1)
        Determined by the Compensation Committee based on business results against approved corporate objectives, capped at 2.0

        Individual Score: 1.20 (where Target would be 1)
        Determined by management as set out above, and capped at 2.0.

        70/30 Split - Corporate/Individual

        TARGET PAYOUT: Annual Base Salary Earnings X Bonus Target = Bonus Payout @ Target

            o   $100,000 X 10% = $10,000 (Target Award)

        ACTUAL PAYOUT: Annual Base Salary Earnings X Bonus Target X Corporate Score X Corporate Weight + Individual Score X Individual Weight = Bonus Payout

            o   $100,000 X 10% = $10,000 X .70 X 1.10 = $ 7,700

            o   $100,000 X 10% = $10,000 X .30 X 1.20 = $ 3,600

                                         Total Payout = $11,300


         DIVISION-BASED EMPLOYEE CALCULATION - FOR EXAMPLE PURPOSES ONLY
         ---------------------------------------------------------------

o Example: Assume a Salary Grade 12 division participant with a 20% incentive target and annual base salary earnings of $100,000. The MIP award is calculated as follows:

        Corporate Score: 1.10 (where Target would be 1)

        Division Score: 1.05 (where Target would be 1)

        Each determined by the Compensation Committee based on business results against approved corporate objectives, capped at 2.0

        Individual Score: 1.20 (where Target would be 1)
        Determined by management as set out above, and capped at 2.0.

        70/30 Split - Corporate/Individual

        TARGET PAYOUT: Annual Base Salary Earnings X Bonus Target = Bonus Payout @ Target

            o   $100,000 X 20% = $20,000 (Target Award)

        ACTUAL PAYOUT: Annual Base Salary Earnings X Bonus Target X Corporate Score X Corporate Weight + Divisional Score X Divisional Weight + Individual Score X Individual Weight = Bonus Payout

            o   $100,000 X 20% = $20,000 X .40 X 1.10 = $ 8,800

            o   $100,000 X 20% = $20,000 X .30 X 1.05 = $ 6,300

            o   $100,000 X 20% = $20,000 X .30 X 1.20 = $ 7,200

                                         Total Payout = $22,300


Due to over achievement of the corporate and individual objectives in Example 2 above, the corporate, division and individual scores exceed target of 100% and so the example shows a $2,300 payout above a target of $20,000 or $22,300.

ACCRUAL AND INDIVIDUAL PERFORMANCE BELOW REQUIRED STANDARDS
-----------------------------------------------------------

The ability of each participant to focus on the achievement of the corporate, divisional and individual objectives is critical to Celgene achieving its key milestones. Individual performance therefore impacts the potential payout based upon achievement or over achievement of goals.

If an individual's performance is below required standards including but not limited to being subject to a Performance Improvement Plan during the Plan Year, whether or not individual objectives are met, an award may not be earned in respect of any bonus element, individual or corporate

AWARD PAYMENT
-------------

Our target payout date is the last payroll payment in February following the Plan Year, although payout may be delayed as a result of business needs. MIP awards, less the appropriate legal deductions, will be paid in the manner in which the employee has elected to receive his or her monthly or bi-monthly salary, subject to the Company's approval. If an employee transfers from one incentive eligible position to another, to which different objectives and/or weightings apply, on or before November 1st of the Plan Year, the award will be pro-rated. If an employee transfers from one incentive position to another after November 1st of the Plan Year, the full year award is based on the position prior to November 1st. Participants who transfer to a position that is not eligible for an annual incentive award will receive a pro-rated award based on their annual base salary earnings of that eligible position. Employees joining the Company during the Plan Year but prior to November 1st will receive a pro-rated award as well.

If an employee transfers and/or their remuneration changes (i.e., salary grade, incentive target %, full-time to part-time) during January and February the change will be deemed to have taken effect on January 1st for incentive calculation purposes. Transfers and/or remuneration changes after November 1st will not impact the current year incentive award. More than one incentive salary may be used for award calculation purposes (e.g. where there is a status change, or where the employee's salary changes during their period of eligibility during the Plan Year, in which case any bonus payout will be paid in the currency in which salary is payable at the date of such bonus payout).

If an employee retires (i.e. leaves Celgene's employment at the end of their career) or has any extended period of absence, such as sick leave or personal leave during the Plan Year, any MIP award will be pro-rated based on earned annual base salary as an Active Employee during the Plan Year. Special rules may apply to periods of family leave - employees should speak to their local HR representative to determine if these apply to them. In the event of an employee's death during the Plan Year, a pro-rated award will be paid out to their estate, where corporate objectives have been achieved and/or individual objectives would have been achieved had the employee lived.

Employees must be in Active Employment on December 31st in the relevant Plan Year to receive an award under the MIP. Except where the law of the jurisdiction in which the employee is based requires otherwise, an employee may not be eligible to participate in the MIP and receive bonus payment if he or she is under notice of termination as at December 31st in the Plan Year. Whether payment is made in these circumstances is at the sole discretion of management.

SETTING OBJECTIVES
------------------

o Corporate objectives are set by the Executive Team and approved by the Board of Directors in around December prior to the Plan Year.

o The individual objectives must be established and agreed for each participant based upon discussions between the employee and his or her manager. The Company reserves the right to determine the individual objectives if agreement is not reached following these discussions.

o The individual objectives will typically be derived from the annual business plans and may incorporate both financial and non-financial goals viewed by the Company as critical to its performance.

o Individual objectives must be based on Key Performance results. Activities or tasks are not considered bonus eligible "objectives". All participants should ensure that their MIP objectives are "impact" and "results" focused against key, critical deliverables.

o   Individual  objectives  must be  approved  by each  employee's  manager  and his/her manager and should be reviewed on an informal basis to monitor achievement at around the mid-year point. At this point in the year the manager and/or his/her manager may make modifications to individual objectives to reflect changes in the business or its operating environment. Changes in participant objectives, which have a significant impact upon the corporate objectives, may only be made during the Plan Year with written approval from the CEO.

ADMINISTRATION
--------------

The Celgene Group Management Compensation and Development Committee has the authority to interpret, administer and implement the Plan subject to the approval of the Compensation Committee of the Board of Directors of Celgene Corporation. The Executive Team may make variations to an individual's level of participation, changes of targets, weights and payouts, excluding changes to their own eligibility, for example to reflect changes in an individual's role or to the Celgene Group's organization.

The Committee may, in its business discretion, make adjustments to the Plan during the Plan Year deemed advisable in order to give consideration to changes in accounting rules, principles or methods, or extraordinary events, and make adjustments to financial performance measures in recognition of such occurrences, including varying or withdrawing the Plan.

Any bonus paid shall not form part of salary for purposes of pension or other benefits plans calculations. It is understood that any bonus paid is already inclusive of any additional monthly wages and holiday entitlement that are due to the employee.

Eligibility to participate in the MIP in this Plan Year constitutes neither a guarantee of employment, nor a guarantee of an award for the entire Plan Year or any portion thereof, nor a guarantee of entitlement to participate in MIP or any other similar Plan in future years.

The rights and interests of a participant under the Plan are personal to the individual and may not be assigned encumbered or transferred except by assignment to successors of the Company.

PERFORMANCE PLAN
----------------

All MIP-eligible employees will also be assessed against a non-bonus Performance Component. Assessment against the performance component is not relevant to MIP award but will be the primary determinant for each MIP participant's merit salary award (if any) in each year. The performance plan component is designed to reward each MIP participant based upon strategic departmental results against objectives and/or individual objectives that drive results (what and how things are accomplished) and/or competency-based upon development/performance need (areas of strength/improvement).

Key performance areas, focusing on people, process, culture, organizational values and financial governance are core non-bonus components as they align with building our Human Capital and Organizational discipline critical for high performance.

Below is the performance grid to be used when assessing the Performance Objectives in the Performance Plan. An overall performance assessment rating (i.e. S, EE, AE, etc.) should also be produced.

------------------------ -------------------------------------------------------
PERFORMANCE RATING       DEFINITIONS
------------------------ -------------------------------------------------------
SUPERIOR (S)             PERFORMS  SIGNIFICANTLY  BEYOND  JOB  REQUIREMENTS  IN
                         VIRTUALLY  ALL ASPECTS OF THE  POSITION.  DEMONSTRATES
                         EXCEPTIONAL    ACHIEVEMENT    IN    KEY    AREAS    OF
                         RESPONSIBILITY.  WORK IS EXCELLENT IN BOTH QUALITY AND
                         QUANTITY.

                           o Produces outstanding results on the majority of objectives and achieves favorable results on all others.

                           o Consistently takes the best approach to get the job done.

                           o  Requires little to no direction.

                           o  Problem   solving  skills  are   exceptional  and
                              consistently result in superior achievement.

                           o Identifies necessary extra projects and tasks and completes without defaulting on any previously assigned responsibilities.

                           o Exceeds expectations of internal and external clients.

                         Developmental  recommendations  will usually relate to
                         general  business,   cross-functional   and/or  future
                         career opportunities.

------------------------ -------------------------------------------------------
EXCEEDS                  PERFORMS  BEYOND JOB  REQUIREMENTS  IN MANY ASPECTS OF
EXPECTATIONS             THE  POSITION.   COMPLETES   MANY  PROJECTS  AHEAD  OF
(EE)                     SCHEDULE.   QUALITY   AND   QUANTITY  OF  WORK  EXCEED
                         EXPECTATIONS IN MANY AREAS.

                           o  Produces    exceptional    results   on   several
                              objectives and satisfactorily achieves results on all others.

                           o Anticipates problems and takes appropriate action to produce high level results.

------------------------ -------------------------------------------------------

------------------------ -------------------------------------------------------
PERFORMANCE RATING       DEFINITIONS
------------------------ -------------------------------------------------------
                           o  Requires limited supervision.

                           o Thinks beyond the job and contributes to the overall objectives of the department.

                           o  Takes  on  extra  assigned   projects  and  tasks
                              without defaulting on any previously assigned responsibilities.

                           o  Internal  and  external   clients  are  extremely
                              satisfied with the work performed.

                         Developmental  recommendations  will usually relate to
                         general  business,   performance   enhancement  and/or
                         future career opportunities.

------------------------ -------------------------------------------------------
ACHIEVES                 FULFILLS JOB REQUIREMENTS AND GOES BEYOND EXPECTATIONS
EXPECTATIONS             IN  SOME  AREAS.   COMPLETES   WORK  AND  PROJECTS  ON
(AE)                     SCHEDULE. WORK MEETS ALL STANDARDS IN TERMS OF QUALITY
                         AND QUANTITY.

                           o  Completes established objectives.

                           o Does a complete job using effective planning and organizing skills.

                           o  Requires some supervision and follow-up.

                           o Performs well on some of the more difficult and complex parts of the job.

                           o Internal and external clients are satisfied with the work performed.

                         Developmental recommendations will usually relate to areas that support performance enhancement and/or future career opportunities.

------------------------ -------------------------------------------------------
BELOW                    MEETS THE MINIMUM JOB REQUIREMENTS AND EXPECTATIONS IN
EXPECTATIONS             MOST AREAS BUT NEEDS TO IMPROVE IN OTHERS. CARRIES OUT
(BE)                     MANY   RESPONSIBILITIES  IN  A  SATISFACTORY   MANNER.
                         QUALITY  AND/OR  QUANTITY OF WORK NEED  IMPROVEMENT IN
                         SOME KEY AREAS.

                           o Completes most objectives, but fails to complete others.

                           o Produces required work the majority of the time, but needs improvement in some areas.

                           o  Requires close supervision and follow-up.

                           o Internal and external clients are satisfied with the work performed most of the time.

                         Developmental  recommendations  will usually relate to
                         specific  areas  or  encourage   improvement  in  this
                         position. A corrective action plan may be used.

------------------------ -------------------------------------------------------

------------------------ -------------------------------------------------------
PERFORMANCE RATING       DEFINITIONS
------------------------ -------------------------------------------------------
NEEDS                    DOES  NOT  MEET  JOB  REQUIREMENTS  IN A  SATISFACTORY
IMPROVEMENT  (NI)        MANNER.  FAILS  TO  CARRY  OUT  KEY  RESPONSIBILITIES.
                         QUALITY   AND/OR    QUANTITY   OF   WORK   ARE   BELOW
                         EXPECTATIONS.  CONTINUING  IN  THE  POSITION  AT  THIS
                         PERFORMANCE  LEVEL  IS  NOT  ACCEPTABLE.   SIGNIFICANT
                         IMPROVEMENT  IN THE NEAR  FUTURE IS REQUIRED OR ACTION
                         MAY BE TAKEN UP TO AND INCLUDING TERMINATION.

                           o Does not accomplish objectives on time or up to the standards established at the beginning of the performance period.

                           o  Requires constant supervision and follow-up.

                           o  Clients are dissatisfied with the work performed.

                         Any developmental recommendations that management considers advisable should be directed toward immediate attainment of minimum job performance levels and may be documented in a corrective action plan if management considers it appropriate.

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